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                                                                EXHIBIT 23.2


                     [THE GRIFFING GROUP, INC. LETTERHEAD]


     We hereby consent to the reference to our firm in the Form S-3 Registration Statement of MBf USA, Inc. (SEC File No. 333-17071) under the heading "Selling Shareholders."



                                The Griffing Group, Inc.


                                By: Martin J. Ferguson
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Date:  July 31, 1997             Title: Principal
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